Supplement dated June 4, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Emerging Markets Bond Fund	5/1/2013
Effective on or about June 30, 2013, the following changes are hereby made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	2012
Henry Stipp	Portfolio Manager	June 2013
The rest of the section remains the same.
The following information is hereby added under the caption “Primary Service Providers — The Investment Manager” in the “More Information About the Fund” section:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.
The list of portfolio managers under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Managed Fund Since
Jim Carlen, CFA	Portfolio Manager	2012
Henry Stipp	Portfolio Manager	June 2013
Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.
Mr. Stipp joined Threadneedle in 2001 as a strategist and economist for emerging market debt. He began his investment career in 1991 and earned a BSc in economics from the Catholic University of Rio de Janeiro, a MSc in macroeconomic policy in emerging markets from the DPPC-UK and a PhD in economics from the University of London.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6536-1 A (6/13)